UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________

FORM 8-K

____________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2026

____________________________

Cross Country Healthcare, Inc.

(Exact Name of Registrant as Specified in Its Charter)

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Delaware	0-33169	13-4066229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6551 Park of Commerce Boulevard, N.W., Boca Raton, FL	33487 (Zip Code)
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (561) 998-2232

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CCRN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

Agreement and Plan of Merger

On May 6, 2026, Cross Country Healthcare, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, KL Criss Cross Intermediate, LLC, a Delaware limited liability company (“Parent”), and KL Criss Cross Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving as a wholly owned subsidiary of Parent (the “Surviving Corporation”). Capitalized terms used but not defined herein shall the meanings given to them in the Merger Agreement.

Merger Consideration

Subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock of the Company, par value $0.0001 per share (a “Company Common Share”) (excluding (i) Company Common Shares held by the Company as treasury shares or owned by Parent, Merger Sub or any other subsidiary of Parent immediately prior to the Effective Time and (ii) Dissenting Company Shares (as defined in the Merger Agreement)), issued and outstanding immediately prior to the Effective Time will automatically be converted into the right to receive $13.25 in cash, without interest (the “Merger Consideration”).

Pursuant to the Merger Agreement, unless otherwise mutually agreed to by the parties, effective as of immediately prior to the Effective Time:

•	Each restricted stock or unit award with respect to Company Common Shares that is subject solely to service-based vesting conditions (each, a “Company Restricted Stock Award”) that is outstanding immediately prior to the Effective Time will, automatically and without any action on behalf of the holder thereof, be fully vested, canceled and converted into the right to receive an amount in cash equal to (i) the number of Company Common Shares subject to such Company Restricted Stock Award immediately prior to the Effective Time multiplied by (ii) the Merger Consideration, and will be paid at or as soon as practicable after the Effective Time, and will be subject to any applicable withholding; and

•	Each restricted stock or unit award with respect to Company Common Shares that is subject to service- and performance-based vesting conditions (each, a “Company Performance Stock Award”) that is outstanding immediately prior to the Effective Time will, automatically and without any action on behalf of the holder thereof, be vested with performance as of immediately prior to the Effective Time to be deemed to be achieved at the greater of target performance and actual performance (each, a “Vested Company Performance Stock Award”), and each such Vested Company Performance Stock Award will be canceled and converted into the right to receive an amount in cash equal to (A) the number of Company Common Shares subject to such Vested Company Performance Stock Award immediately prior to the Effective Time (after taking into account the performance in the manner set forth above) multiplied by (B) the Merger Consideration, and will be paid at or as soon as practicable after the Effective Time, and will be subject to any applicable withholding.

If the Merger is consummated, the Company’s securities will be delisted from the Nasdaq Global Select Market and deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as promptly as practicable after the Effective Time.

Closing Conditions

The consummation of the Merger (the “Closing”) is subject to certain customary mutual conditions, including (i) the approval of the Company’s stockholders holding a majority of the voting power of the outstanding Company Common Shares entitled to vote on the adoption of the Merger Agreement, voting together as a single class (the “Company Stockholder Approval”), (ii) the absence of any order or law issued by any governmental authority prohibiting, rendering illegal or permanently enjoining the consummation of the Merger or, solely in respect of the Hart Scott Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) or the Clayton Antitrust Act of 1914, the potential sale, conditioned upon the consummation of the Closing, of all or part of the locums business division of the Company to an affiliate of Parent (the “Locums Transaction”) (a “Legal Restraint”), and (iii) the expiration or termination of any waiting period (or extensions thereof) applicable to the consummation of the Merger or the Locums Transaction under the HSR Act and any commitment to or agreement (including any timing agreement) with any governmental authority with respect thereto (in each case, that was mutually agreed by Parent and the Company) to delay the consummation of, or not to consummate before a certain date, any of the transactions contemplated by the Merger Agreement (including the Locums Transaction).

The obligation of each party to consummate the Merger is also conditioned upon (i) performance and compliance by the other party in all material respects with its pre-Closing obligations and covenants under the Merger Agreement, (ii) the accuracy of the representations and warranties of the other party (subject to customary materiality qualifiers) as of the date of the Merger Agreement and/or as of the Closing (as applicable), and (iii) in Parent’s case, the absence of a continuing material adverse effect with respect to the Company and its subsidiaries, taken as a whole. The Merger is not subject to a financing condition.

Representations and Warranties and Covenants

The Company and Parent have each made customary representations, warranties, and covenants in the Merger Agreement. Subject to certain exceptions, the Company has agreed, among other things, to covenants relating to the conduct of its business during the interim period between the execution of the Merger Agreement and Closing. In addition, subject to certain exceptions, the Company has agreed to covenants relating to (i) the submission of the Merger Agreement to the Company’s stockholders at a meeting thereof for approval (the “Company Stockholders Meeting”) and (ii) recommendation by the board of directors of the Company (the “Board”) in favor of the adoption by the Company’s stockholders of the Merger Agreement.

No Solicitation

The Company is subject to customary “no-shop” restrictions on the Company’s ability to solicit alternative acquisition proposals, to furnish information to, and participate in discussions or negotiations with, third parties regarding any alternative acquisition proposals, subject to a customary “fiduciary out” provision that allows the Company, under certain specified circumstances, to furnish information to, and participate in discussions or negotiations with, third parties with respect to an alternative acquisition proposal if in response to a bona fide acquisition proposal, the Board determines in good faith, after consultation with its financial advisors and outside legal counsel, that such alternative acquisition proposal constitutes, or could reasonably be expected to lead to, a superior proposal.

Termination and Fees

The Merger Agreement contains certain customary termination rights for the Company and Parent. Parent and the Company may agree to terminate the Merger Agreement by mutual written consent. Either the Company or Parent may terminate the Merger Agreement if (i) the Merger has not been consummated on or before the date that is five months from the date of the Merger Agreement (the “End Date”) (provided, that if as of the End Date only certain conditions related to the receipt of regulatory approvals have not been satisfied or waived, then the End Date will be automatically extended until January 6, 2027; provided further that if as of such extended date only certain conditions related to the receipt of regulatory approvals have not been satisfied or waived, then the End Date will be automatically further extended until April 6, 2027), (ii) any Legal Restraint rendering illegal or permanently enjoining the consummation of the Merger is in place and such order shall have become final and non-appealable, (iii) the Company Stockholder Approval is not obtained at the Company Stockholders Meeting at which a vote on the adoption of the Merger Agreement is held, or (iv) the other party breaches any representation, warranty, or covenant that results in the failure of the related closing condition to be satisfied, subject to a cure period in certain circumstances. In addition, the Company may, under certain circumstances, terminate the Merger Agreement in order for the Company to enter concurrently into a definitive written agreement with respect to an unsolicited superior acquisition proposal, subject to the Company having first complied with its obligations under the “no-shop” provisions, including Parent’s matching rights and payment of the Company Termination Fee (as defined below) to Parent, as set forth in the Merger Agreement. In addition, Parent may, under certain circumstances, terminate the Merger Agreement if, prior to receipt of the Company Stockholder Approval, (i) the Board changes or adversely modifies its recommendation that the Company’s stockholders vote in favor of adopting the Merger Agreement or (ii) the Company materially breaches its obligations related to the Company Stockholders Meeting or the “no-shop” provisions.

The Company is required to pay to Parent a one-time fee equal to $14,213,075 (the “Company Termination Fee”) if the Merger Agreement is terminated (i) by the Company in order for the Company to enter into a definitive written agreement with respect to an unsolicited superior acquisition proposal, (ii) by Parent because the Board changes or adversely modifies its recommendation that the Company’s stockholders vote in favor of adopting the Merger Agreement, or (iii) (a) prior to the receipt of the Company Stockholder Approval, by either party due to failure to close by the End Date, (b) by either party due to failure to obtain the Company Stockholder Approval or (c) by Parent in connection with the Company (1) materially breaching its obligations under the “no-shop” provisions or related to the Company Stockholders Meeting prior to the receipt of the Company Stockholder Approval, or (2) breaching its representations, warranties, or covenants in a manner that would cause the related closing conditions to not be satisfied (subject to a cure period in certain circumstances), but only if, in the case of this clause (iii), an alternative acquisition proposal was publicly announced after the date of the Merger Agreement or, in the case of a termination for failure to obtain the Company Stockholder Approval, after the Company Stockholders Meeting, and not withdrawn, and, within 12 months after termination of the Merger Agreement, a definitive agreement for the alternative acquisition proposal is entered into and is subsequently consummated.

Parent is required to pay to the Company a one-time fee equal to $14,213,075 (the “Parent Regulatory Termination Fee”) if the Merger Agreement is terminated by the Company or Parent due to (i) failure to close by the End Date if, at the time of such termination, any Legal Restraint related to antitrust laws is in place or the required antitrust approvals have not been received, (ii) failure to close due to a Legal Restraint related to antitrust laws being in place if, at the time of such termination, all other closing conditions of Parent are satisfied, or (iii) a material breach by Parent of its obligations to obtain antitrust approval.

Financing Commitments

Parent has obtained equity financing commitments for the Merger from funds affiliated with Knox Lane LP (collectively, the “Investors”), the aggregate proceeds of which are expected to be sufficient for Parent to pay the Merger Consideration and all related fees and expenses of the Company, Parent and Merger Sub.

Each of the Investors has also provided a limited guarantee in favor of the Company to guarantee, subject to certain limitations, the payment of such Investor’s pro rata share of the obligation of Parent following a termination of the Merger Agreement to pay (i) the Parent Regulatory Termination Fee and certain out-of-pocket fees, costs and expenses incurred by the Company and its Subsidiaries in connection with, and solely to the extent reimbursable under, the Merger Agreement and (ii) damages arising from the fraud or willful breach of Parent as provided in the Merger Agreement.

The Merger Agreement and the above description have been included to provide investors with information regarding its terms. They are not intended to provide any other factual information about the Company, Parent, or any of their respective subsidiaries or affiliates or to modify or supplement any factual disclosures about the Company included in its public reports filed with the Securities and Exchange Commission (the “SEC”) or otherwise. The representations, warranties, and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement, and, as of specific dates, were solely for the benefit of the parties thereto, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality that differ from those applicable to investors. Investors should not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Parent, or any of their respective subsidiaries or affiliates.

The foregoing description of the Merger Agreement and the transactions contemplated thereby, including the Merger, do not purport to be complete and are qualified in their entirety by reference to the actual Merger Agreement. A copy of the Merger Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K (“Report”) and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On May 6, 2026, the Company issued a press release announcing the execution of the Merger Agreement, a copy of which is filed as Exhibit 99.1 to this Report and is incorporated herein by reference.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events

In consideration of the proposed Merger, the Company is canceling its earnings conference call to discuss its first quarter 2026 financial results, which was previously scheduled to be held on May 7, 2026.

Additionally, the Board has determined to cancel the Company’s 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”), which was previously scheduled to be held virtually on May 11, 2026, and to withdraw from consideration by the Company’s stockholders the proposals set forth in the proxy statement for the 2026 Annual Meeting filed with the SEC on March 30, 2026, as revised by Amendment No. 1 thereto filed with the SEC on April 2, 2026.

Important Information and Where to Find It

This communication relates to a proposed Merger between the Company, Parent and the other parties to the Merger Agreement. In connection with this proposed Merger, the Company will file a definitive proxy statement on Schedule 14A (the “proxy statement”) or other documents with the SEC. This communication is not a substitute for any proxy statement or other document the Company may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT, INCLUDING THE DOCUMENTS INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT, AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement and/or a notice of internet availability of proxy materials, when available, will be mailed to the Company’s stockholders of record as of the close of business on the record date for the Company Stockholders Meeting, as applicable. Investors and security holders will be able to obtain free copies of these documents, when available, and other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s internet website at https://ir.crosscountryhealthcare.com/ or by contacting the Company’s primary investor relations contact by email at jvogel@crosscountry.com or by phone at 561-237-8310.

The website addresses included herein are inactive textual references only. The information contained on such websites is not incorporated into this Report.

Participants in the Solicitation

The Company, Parent, Merger Sub, their respective directors, and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed Merger. Information about the directors and executive officers of the Company, their ownership of Company Common Shares, and the Company’s transactions with related persons is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on March 10, 2026 in its definitive proxy statement on Schedule 14A for its 2026 Annual Meeting in the sections entitled “Security Ownership of Certain Beneficial Owners and Management” and “Related Party Transactions”, which was filed with the SEC on March 30, 2026, as amended by Amendment No. 1 thereto filed on April 2, 2026, certain of its Quarterly Reports on Form 10-Q, and certain of its Current Reports on Form 8-K.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Forward Looking Statements

This communication contains “forward-looking statements” within the Private Securities Litigation Reform Act of 1995. Any statements contained in this communication that are not statements of historical fact, including statements regarding the proposed Merger, including the expected timing and closing of the proposed Merger; the Company’s ability to consummate the proposed Merger; the expected benefits of the proposed Merger and other considerations taken into account by the Board in approving the proposed Merger; the amounts to be received by stockholders; and expectations for the Company prior to and following the Closing of the proposed Merger, may be deemed to be forward-looking statements. All such forward-looking statements are intended to provide management’s current expectations for the future of the Company based on current expectations and assumptions relating to the Company’s business, the economy and other future conditions. Forward-looking statements generally can be identified through the use of words such as “believes,” “anticipates,” “may,” “should,” “will,” “plans,” “projects,” “expects,” “expectations,” “estimates,” “forecasts,” “predicts,” “targets,” “prospects,” “strategy,” “signs,” and other words of similar meaning in connection with the discussion of future performance, plans, actions or events. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict. Such risks and uncertainties include, among others: (i) the timing to consummate the proposed Merger, (ii) the risk that a condition of Closing of the proposed Merger may not be satisfied or that the Closing of the proposed Merger might otherwise not occur, (iii) the risk that a regulatory approval that may be required for the proposed Merger is not obtained or is obtained subject to conditions that are not anticipated, (iv) the diversion of management time on transaction-related issues, (v) risks related to disruption of management time from ongoing business operations due to the proposed Merger, (vi) the risk that any announcements relating to the proposed Merger could have adverse effects on the market price of Company Common Shares, (vii) the risk that the proposed Merger and its announcement could have an adverse effect on the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with its suppliers and customers, (viii) the occurrence of any event, change, or other circumstance or condition that could give rise to the termination of the Merger Agreement, including in circumstances requiring the Company to pay a termination fee, (ix) the risk that competing offers will be made; (x) unexpected costs, charges or expenses resulting from the Merger, (xi) potential litigation relating to the Merger that could be instituted against the parties to the Merger Agreement or their respective directors, managers, or officers, including the effects of any outcomes related thereto, (xii) worldwide economic or political changes that affect the markets that the Company’s businesses serve which could have an effect on demand for the Company’s services and impact the Company’s profitability, (xiii) effects from global pandemics, epidemics, or other public health crises, (xiv) changes in marketplace conditions, such as alternative modes of healthcare delivery, reimbursement, and customer needs, and (xv) disruptions in the global credit and financial markets, including diminished liquidity and credit availability, changes in international trade agreements, including tariffs and trade restrictions, cyber-security vulnerabilities, foreign currency volatility, swings in consumer confidence and spending, costs of providing services, retention of key employees, and outcomes of legal proceedings, claims and investigations. Accordingly, actual results may differ materially from those contemplated by these forward-looking statements. Investors, therefore, are cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in the Company’s filings with the SEC, including the risks and uncertainties identified in Part I, Item 1A - Risk Factors of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and in the Company’s other filings with the SEC. The list of factors is not intended to be exhaustive.

These forward-looking statements speak only as of the date of this communication, and, except as may be required by applicable law, the Company does not assume any obligation to update or revise any forward-looking statement made in this communication or that may from time to time be made by or on behalf of the Company.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of May 6, 2026, among Cross Country Healthcare, Inc., KL Criss Cross Intermediate, LLC and KL Criss Cross Merger Sub, Inc.
99.1	Press Release with respect to the Merger, issued by Cross Country Healthcare, Inc., dated as of May 6, 2026.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 6, 2026	CROSS COUNTRY HEALTHCARE, INC.

	By:	/s/ Kevin C. Clark
		Name:	Kevin C. Clark
		Title:	Co-Founder, Chairman and Chief Executive Officer